CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Global Trust of our report dated September 15, 2017, relating to the financial statements and financial highlights, which appears in the Franklin International Growth Fund and Franklin International Small Cap Growth Fund Annual Report on Form N-CSR for the year ended July 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

November 21, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Global Trust of our report dated September 15, 2017, relating to the financial statements and financial highlights, which appears in the Franklin Global Listed Infrastructure Fund on Form N-CSR for the year ended July 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

November 21, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Global Trust of our report dated September 15, 2017, relating to the financial statements and financial highlights, which appears in the Franklin Global Real Estate Fund Annual Report on Form N-CSR for the year ended July 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

November 21, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Global Trust of our report dated September 15, 2017, relating to the financial statements and financial highlights, which appears in the Franklin Emerging Market Debt Opportunities Fund Annual Report on Form N-CSR for the year ended July 31, 2017.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

November 21, 2017